                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                             NABORS HOLDINGS 1, ULC

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Nabors Holdings 1, ULC (the "Company") made pursuant to the
Prospectus, dated           , 2002 (the "Prospectus"), if certificates for the
outstanding 4.875% Senior Notes due 2009 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Bank One, N.A., as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

                                 BANK ONE, N.A.

                  DELIVERY TO:  BANK ONE, N.A., EXCHANGE AGENT

                    By Hand, Overnight Delivery or by Mail:

                    1111 Polaris Parkway, Suite N1-OH1-0184
                              Columbus, Ohio 43240
                              Attention: Exchanges

                           By Facsimile Transmission
                       (for Eligible Institutions only):

                                 (614) 248-9987

                             Confirm by Telephone:

                                 (800) 346-5153

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

     The Notice of Guaranteed Delivery must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Principal Amount of Original Notes Tendered:*

$
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Certificate Nos. (if available):


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If Original Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Account Number
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Total Principal Amount Represented by
Original Notes Certificate(s):

$
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* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                PLEASE SIGN HERE

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 Principal Amount at Maturity of Original Notes Tendered:*


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 Certificate Nos. (if available):

 If Original Notes will be delivered by book-entry transfer to the Depository Trust Company, provide account number.

 Account Number
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 Total Principal Amount at Maturity Represented by Original Notes
 Certificate(s):

 $
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 * Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.
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                                Please Sign Here

 X
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 X
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                SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY

 Date
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 Area Code and Telephone Number:
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 Please Print Name(s) and Address(es)
 Name(s):
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 Capacity:
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 Address(es):
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X
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X                                                        DATE
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     SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY


Area Code and Telephone Number:
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Please print name(s) and address(es)

Name(s):
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Capacity:
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Address(es):
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     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                   GUARANTEE
                   (Not to be Used for Signature Guarantees)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the American Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three American Stock Exchange trading days after the Expiration Date.


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                                  NAME OF FIRM


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                                    ADDRESS

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                                    ZIP CODE

Area Code and Tel. No.
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                              AUTHORIZED SIGNATURE


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                                     TITLE

Name:
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                             (PLEASE TYPE OR PRINT)

Dated:
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NOTE: DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.